SUPPLEMENT TO THE SPARTAN(registered trademark) MARYLAND MUNICIPAL INCOME FUND OCTOBER 18, 1996
PROSPECTUS
The following changes are effective April 1, 1997:
With respect to Spartan Maryland Municipal Income Fund, the following fees for individual transactions have been eliminated: the $5.00 exchange fee, the $5.00 wire fee, and the $5.00 account closeout fee. References to these fees throughout the prospectus are no longer in effect.
The following information replaces similar information found in "Expenses" on page 4:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 23 for an explanation of how and when these charges apply.
Maximum sales charge on purchases      None
and reinvested distributions

Deferred sales charge on redemptions   None


Redemption fee (as a % of amount redeemed on shares held less than 180 days)   .50%

Annual account maintenance fee                                                 $12.00
(for accounts under $2,500)


EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
After 1 year     $ 6

After 3 years    $ 18

After 5 years    $ 31

After 10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. The following information replaces the similar information found in the "Charter" section on page 8:
David Murphy is manager of Spartan Maryland Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity as a portfolio manager in 1989.
The following information replaces similar information found in the "Transaction Details" section beginning on page 23.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.